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                                                                   EXHIBIT 10.11

                             FIRST OMNIBUS AMENDMENT

         This First Omnibus Amendment, dated as of December 19, 2003 (this "Amendment"), is among Seven Hills Funding Corporation (formerly known as Deerfield Funding Corporation) (the "CP Issuer"); Federated Department Stores, Inc. ("Federated"); FDS Bank (the "Servicer"), successor in interest to Federated in its capacity as servicer under the Liquidity Agreement (defined below); Credit Suisse First Boston, New York Branch (formerly known as Credit Suisse), as liquidity agent (the "Liquidity Agent") under the Liquidity Agreement (as defined below); JPMorgan Chase Bank ("JPMorgan"), as successor in interest to Chemical Bank in its capacities of (i) Depositary under the Depositary Agreement (as defined in the Liquidity Agreement) and (ii) Depositary and Collateral Agent under the Security Agreement (as defined in the Liquidity Agreement); and the Banks listed on the signature pages hereto. Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to them in the Liquidity Agreement.

                             Preliminary Statements

         1. Prime Receivables Corporation, a Delaware corporation (the "Transferor") and the Servicer are among the parties to that certain Series 1992-3 Variable Funding Supplement, dated as of December 31, 1992 (as heretofore amended, restated, supplemented or otherwise modified, the "Supplement") to that certain Amended and Restated Pooling and Servicing Agreement, dated as of December 15, 1992 among, inter alia, the Transferor and the Servicer (as heretofore amended, restated, supplemented or otherwise modified, the "Pooling Agreement").

         2. Under the Supplement, the Transferor created the Series 1992-3 Variable Funding Certificates, conveyed to the CP Issuer a Class A Variable Funding Certificate and entered into arrangements for the sale of commercial paper and the provision for certain liquidity arrangements from other parties, including the entry into (i) the Liquidity Agreement, dated as of December 31, 1992 among the CP Issuer, the Servicer, the Banks and the Liquidity Agent (as amended, restated or otherwise modified, the "Liquidity Agreement"), (ii) the Depositary Agreement and (iii) the Security Agreement (collectively with the Depositary Agreement and the Liquidity Agreement, the "Operative Documents").

         3. The parties hereto desire to (a) amend the Liquidity Agreement to remove the requirement that the CP Issuer maintain Interest Rate Caps, (b) make other conforming changes to the Operative Documents and (c) request an extension of the Expiration Date pursuant to Section 4.02 of the Liquidity Agreement.

         4. Section 10.03 of the Liquidity Agreement, Section 11 of the Depositary Agreement and Section 19 of the Security Agreement permit such amendment of the Operative Documents with the consent of the Required Banks and subject to the conditions included in this Amendment and Section 4.02 of the Liquidity Agreement permits such extension of the Expiration Date with the consent and acceptance of such extension by the applicable Banks.

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                                    Agreement

         The parties hereto agree to the following terms and conditions:

SECTION 1. Amendment of Interest Rate Cap Provisions. On the date of this Amendment, the Liquidity Agreement and other Operative Documents are amended as follows:

         1.01     Amendment of Section 7.28 of the Liquidity Agreement. Section
7.28 of the Liquidity Agreement is deleted in its entirety and is replaced with the following:

                   Section 7.28 Interest Rate Caps. [RESERVED]

         1.02     Amendment to Operative Documents. All references to the terms:
"Cap Escrow Account", "Cap Proceeds Account", "Cap Settlement Date", "Interest Rate Caps", "Required Cap Agreements", "Excess Cap Proceeds", "the requirements set forth in Section 7.28 of the Liquidity Agreement", and any and all other references to the Interest Rate Caps or terms relating to Interest Rate Caps are hereby amended to include the addition of the reference ", if any" where grammatically appropriate after each and every such term and reference, it being the intention and agreement of each of the parties to each Operative Document that such terms and references have substantive meaning and effect only when an Interest Rate Cap is in effect.

SECTION 2.        Extension of Expiration Date.

         2.01 Confirmation of Request for Extension. The CP Issuer confirms that it has heretofore requested that the Expiration Date for each Bank be extended to December 17, 2004.

         2.02 Representations and Warranties. In connection with such request for extension, each of the CP Issuer, Federated, and the Servicer represents and warrants to the Liquidity Agent and each Bank that (a) no Default or Event of Default exists, (b) all of its representations and warranties contained in the Liquidity Agreement or in any document, certificate or financial or other statement delivered in connection therewith are true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the date hereof (except to the extent any such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and (c) no Pay Out Event exists with respect to the Variable Funding Certificates.

SECTION 3. Effect of Amendment. All provisions of the Operative Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Operative Documents (or in any related document) to "this Agreement", "hereof", "herein", or words of similar effect referring to the Operative Documents shall be deemed to be references to the Operative Documents as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 4. Conditions to Effectiveness. This Amendment, including the extension of the Expiration Date, shall become effective as of the date hereof upon (a) receipt by the Liquidity

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    Agent of counterparts of this Amendment (whether by facsimile or otherwise)
    executed by each of (i) the CP Issuer, (ii) the Banks listed on the signature pages to this Amendment, (iii) the Transferor, (iv) the Servicer,
    (v) Federated and (vi) JPMorgan; (b) execution and delivery to the other parties hereto of a counterpart of this Amendment by the Liquidity Agent and
    (c) receipt by JPMorgan of an Officer's Certificate of the CP Issuer to the effect that this Amendment will not materially and adversely affect the interests of the Collateral Agent under the Depositary Agreement.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Operative Documents or any provision hereof or thereof.

            [The remainder of this page is intentionally left blank.]

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         Delivered as of the day and the year first above written.

                                   SEVEN HILLS FUNDING CORPORATION, as CP Issuer

                                   By: /s/ Susan P. Storer
                                       -----------------------------------------
                                   Name: Susan P. Storer
                                   Title: President

                                   PRIME RECEIVABLES CORPORATION, as Transferor

                                   By: /s/ Susan P. Storer
                                       -----------------------------------------
                                   Name: Susan P. Storer
                                   Title: President

                                   FDS BANK, as Servicer

                                   By: /s/ Susan R. Robinson
                                       -----------------------------------------
                                   Name: Susan R. Robinson
                                   Title: Treasurer

                                   FEDERATED DEPARTMENT STORES, INC.

                                   By: /s/ Dennis J. Broderick
                                       -----------------------------------------
                                   Name: Dennis J. Broderick

                                   Title: Senior Vice President, General Counsel
                                          & Secretary

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                                   JPMORGAN CHASE BANK, as Depositary and
                                   Depositary and Collateral Agent

                                   By: /s/ Michael A. Smith
                                       -----------------------------------------
                                   Name: Michael A. Smith
                                   Title: Vice President

                                   CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Liquidity Agent and a Bank

                                   By: /s/ Alberto Zonca
                                       -----------------------------------------
                                   Name: Alberto Zonca
                                   Title: Vice President

                                   By: /s/ Mark Golombeck
                                       -----------------------------------------
                                   Name: Mark Golombeck
                                   Title: Vice President

                                   BANK ONE, N.A., as a Bank

                                   By: /s/ William Hendricks
                                       -----------------------------------------
                                   Name: William Hendricks
                                   Title: Director, Capital Markets

                                   MELLON BANK, N.A., as a Bank

                                   By: /s/ Mark F. Johnston
                                       -----------------------------------------
                                   Name: Mark F. Johnston
                                   Title: Vice President

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                                   PNC BANK, NATIONAL ASSOCIATION, as a Bank

                                   By: /s/ Bruce A. Kintner
                                       -----------------------------------------
                                   Name: Bruce A. Kinter
                                   Title: Vice President

                                   FLEET NATIONAL BANK, as a Bank

                                   By: /s/ Judith C. E. Kelly
                                       -----------------------------------------
                                   Name: Judith C. E. Kelly
                                   Title: Managing Director